UNITED STATES

SECURITIES

AND

EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-06041

The Central and Eastern Europe Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2018

Semiannual Report

to Shareholders

The Central and Eastern Europe Fund, Inc.

Ticker Symbol: CEE

Contents

3	Letter to the Shareholders
8	Outlook Interview with the Portfolio Manager
9	Performance Summary
10	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations

17	Statements of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
27	Additional Information
29	Privacy Statement

The Fund seeks long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central and Eastern Europe and invests more than 25% of its total assets in the energy sector.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is non-diversified and can take larger positions in fewer issuers than a diversified fund, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central and Eastern Europe. The continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund’s portfolio.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	The Central and Eastern Europe Fund, Inc.

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For its most recent semiannual period ended April 30, 2018, the Central and Eastern Europe Fund (the “Fund”) delivered a total return in U.S. dollars (“USD”) of 2.55% based on net asset value (“NAV”) and 1.08% based on market price. The Fund’s benchmark, the MSCI Emerging Markets Eastern Europe Index, returned 4.03% during the same period.1 The Fund’s discount to net asset value averaged 11.32% for the period in review, compared with 12.84% for the same period a year earlier. The Fund’s underperformance during the period was primarily due to its positioning within Russia, in particular its underweight in Tatneft PAO and its overweight in X5 Retail Group (see additional details below). Emerging Europe equities registered mixed performance for the six-month period, with Czech equities gaining 12.4% (MSCI Czech Republic Index in USD terms) and Russian equities up 7.8% (MSCI Russia Index in USD terms).2,3,4 Poland lagged, with a return of –4.7% (MSCI Poland Index in USD terms (through 4/27/18)).5 Hungary closed the reporting period with a 0.5% gain (MSCI Hungary Index in USD terms (through 4/27/18)).6

The Russian equity market performed well until the end of February 2018, supported by higher oil prices and a favorable macroeconomic picture, coupled with falling inflation and interest rates. However, in March the Russian market began to decline, and the downturn escalated in April when the U.S. Treasury Department imposed sanctions on a number of Russian individuals and companies. This was the first time that U.S. sanctions targeted certain publicly-listed Russian companies. (The Fund does not hold newly sanctioned companies. However, its position in the Russian mining company Nornickel could potentially be affected by the company’s shareholder structure. In addition, if the sanctions weigh on a large number of Russian corporations, holdings in Russia’s Sberbank as one of the major corporate lenders in the country could be negatively impacted.) New sanctions spurred weakness in the ruble and a spike in sovereign bond yields. An initial sell-off in Russian stocks was followed by some bounce back afterwards. In light of a weaker ruble, Russia’s central bank recently took a pause, keeping its key rate unchanged at 7.25% in April after cutting interest rates by 100 basis points over the past six months overall.7 On the domestic political front, President Putin was elected for another six-year term in March with record-high support. Within the MSCI Russia Index, the top sector performer over the period was energy, led by Tatneft PAO and Lukoil PJSC, based on a positive

The Central and Eastern Europe Fund, Inc.	3

Country Breakdown (As a % of Net Assets)	4/30/18	10/31/17
Russia	53%	63%
Poland	18%	22%
Hungary	8%	8%
Czech Republic	5%	3%
Turkey	1%	1%
Other	3%	2%
Cash*	12%	1%
	100%	100%

*	Includes Cash Equivalents and Other Assets and Liabilities, Net.

backdrop for commodities, capital expenditure cuts and higher dividend payouts. The weakest individual performer was Magnit PJSC, which faced an additional drop in its net income. In addition, 2017 turned out to be a disappointing year for the Russian food retail sector, as sales decreased and aggressive promotional activities had a negative impact on gross margins. Unfortunately, the Fund’s non-benchmark position in X5 Retail Group* could not decouple from this trend despite its much more attractive valuation versus its sector.

The Polish economy remains strong. In 2017, Poland’s GDP gained 4.6% year-over-year (up from 2.9% year-over-year in 2016), reaching a six-year high.8 Private consumption growth increased to 4.8%, well above 2016’s 3.9% rise, and investments increased. On the political front, the Polish government’s efforts to reform its judicial system were strongly opposed by the European Commission, which has threatened to impose disciplinary sanctions against Poland. While it is anticipated that another EU member would veto such sanctions, the risk of EU funds being cut in the next budget cycle presents downside risks for the country’s growth prospects, as Poland is currently the largest recipient of EU funds. After being a top performer in 2017, the Polish stock market has declined by approximately 7% year-to-date during the first four months of 2018. In terms of Polish equities, the most significant underperformers during the reporting period were state-owned industrial companies and utilities. Banking stocks gained until January but then were hurt by dovish statements from the Polish central bank’s governor forecasting no interest rate hikes for an extended period.

Economic growth within the Czech Republic increased to 4.5% year-over-year in 2017, driven mainly by accelerating private consumption as well as a rebound in investment activity. As the Czech labor market is tightening and unemployment is at a record low with gross wage growth hitting 8% year-over-year, inflation expectations there are beginning to edge higher.

4	The Central and Eastern Europe Fund, Inc.

According to the current forecast of the Czech National Bank (the “CNB”), inflation will be above the bank’s 2% target this year, but should return to the target at the start of next year. The CNB forecasts further increases in the country’s rates by next year at the latest. Politically, the Social Democrats have recently agreed to reopen talks with the ruling ANO Party regarding the formation of a new government after the previous round of talks collapsed. For the time being, the minority cabinet led by Andreaj Babis serves in a caretaker capacity.

In Hungary, GDP growth reached 4% year-over-year in 2017, primarily driven by private consumption. Hungary’s labor market is very tight, wage growth has hit double digits, and inflation is converging gradually to the Hungarian National Bank’s 3% target. The country’s corporate sector is benefiting from a corporate income tax cut in 2017 to a single rate of 9%. On the political front, Prime Minister Viktor Orban’s party secured another supermajority with a 49.3% showing in the country’s April election. The political victory was broadly expected, thus the result had a neutral effect on Hungary’s equity market.

Economic Outlook

Russia’s economy is currently benefiting from rising commodity prices and appears more resilient than in 2014, when it fell into recession after oil prices declined and Western countries imposed sanctions in retaliation for the annexation of Crimea and the war in Ukraine. Russian companies and banks have reduced their foreign-currency debt. Additionally, the Russian government has ample foreign reserves to cushion most external shocks, and ruble weakness boosts the cash flows of commodity exporters, which dominate the market. However, going forward we believe that Russian equities will become more volatile, and vulnerable to geopolitical developments. This justifies a higher risk premium for both

Sector Diversification (As a % of Equity Securities)	4/30/18	10/31/17
Energy	38%	40%
Financials	29%	24%
Materials	15%	13%
Telecommunication Services	5%	7%
Consumer Staples	4%	6%
Utilities	3%	4%
Consumer Discretionary	3%	3%
Health Care	3%	3%
Information Technology	0%	0%
	100%	100%

The Central and Eastern Europe Fund, Inc.	5

Ten Largest Equity Holdings at April 30, 2018 (49.6% of Net Assets)		Country	Percent
1.	Sberbank of Russia PJSC	Russia	11.3%
2.	Gazprom PAO	Russia	7.6%
3.	Lukoil PJSC	Russia	7.5%
4.	Tatneft PAO	Russia	5.1%
5.	MMC Norilsk Nickel PJSC	Russia	3.9%
6.	MOL Hungarian Oil & Gas PLC	Hungary	3.3%
7.	Magnit PJSC	Russia	2.8%
8.	Polski Koncern Naftowy ORLEN SA	Poland	2.8%
9.	Novatek PJSC	Russia	2.7%
10.	Komercni banka AS	Czech Republic	2.6%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

Russian stocks and bonds, and we are currently underweight in Russia. In addition, we remain cautious on Poland, especially regarding the banking sector, where valuations appear to be stretched. The above-mentioned dovish statements from the Polish Central Bank’s governor support our negative view of the Polish banking sector. We prefer Czech banks. We remain overweight in Hungary and the Czech Republic due to attractive valuations and a healthy macroeconomic picture for both countries.

Lastly, the Fund ended the reporting period with a relatively high cash position, as we await more favorable entry points for select names.

Sincerely,

Christian Strenger	Sylwia Szczepek	Hepsen Uzcan
Chairman	Portfolio Manager	President and Chief
Executive Officer

Please note that, In March of this year, Deutsche Asset Management adopted its existing European brand, DWS, globally. As part of that change, Deutsche AM Distributors, Inc. was renamed DWS Distributors, Inc. On July 2, 2018, Deutsche Investment Management Americas Inc. will become DWS Investment Management Americas, Inc.

DWS is one of the world’s leading asset managers with more than $831 billion of assets under management, as of March 31, 2018. Building on more than 60 years of experience

6	The Central and Eastern Europe Fund, Inc.

and a reputation for excellence in Germany and across Europe, DWS aims to be recognized by clients globally as a trusted source for integrated investment solutions, stability and innovation across a full spectrum of investment disciplines.

The views expressed in the preceding discussion regarding portfolio management matters are only through the end of the period of the report as stated on the cover. Portfolio management’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

*	Not held in the portfolio as of April 30, 2018.

[1]	The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity Index that is designed to capture large and mid cap representation across four emerging markets countries in Eastern Europe (Czech Republic, Hungary, Poland and Russia). MSCI Inc. (formerly Morgan Stanley Capital International) is a provider of equity and fixed income market indices. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI Emerging Markets Eastern Europe Index.

[2]	Emerging markets and countries of various sizes (in Europe as well as around the world) are defined as “emerging” (as opposed to “developed”) because they have embarked on economic development and political and economic reform programs, and have begun to open up their markets and “emerge” onto the global scene. Emerging Europe makes up the European portion of the emerging markets.

[3]	The MSCI Czech Republic Index is designed to measure the performance of the large- and mid-cap segments of the Czech Republic market. With four constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in Czech Republic. It is not possible to invest directly in the MSCI Czech Republic Index.

[4]	The MSCI Russia Index is designed to measure the performance of the large- and mid-cap segments of the Russian market. With 22 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in Russia. It is not possible to invest directly in the MSCI Russia Index.

[5]	The MSCI Poland Index is designed to measure the performance of the large- and mid-cap segments of the Polish market. With 23 constituents, the Index covers approximately 85% of the Polish equity universe. It is not possible to invest directly in the MSCI Poland Index.

[6]	The MSCI Hungary Index is designed to measure the performance of the large- and mid-cap segments of the Hungarian market. With three constituents, the Index covers approximately 85% of the Hungarian equity universe. It is not possible to invest directly in the MSCI Hungary Index.

[7]	A basis point is equal to one hundredth of a percentage point and is often used to illustrate differences and changes in fixed-income yields.

[8]	GDP is the monetary value of all finished goods and services produced within a country during a specific time period.

The Central and Eastern Europe Fund, Inc.	7

Outlook Interview with the Portfolio Manager	(Unaudited)

Portfolio Manager

Sylwia Szczepek, Vice President

Portfolio Manager

Question: What does the current oil price mean for Russia?

Answer: The current oil price provides a great deal of support to an otherwise sluggish Russian economy. Oil at $70 per barrel could potentially infer GDP growth at 2%+, a budget surplus at approximately 1.5% of GDP, a positive current account balance and a stable ruble. Longer term, however, this price level provides a reduced incentive for government policy reform.

Question: Which sectors should benefit the most from the current oil price?

Answer: Russian oil companies are in a strong position. And a Russian ruble that has devalued by almost 10% since early April provides a strong tailwind. These companies could report favorable results in the coming quarters. Other beneficiaries may come from domestic-oriented sectors, but the scenario is not as straightforward there. The Russian consumer remains weak after three years of falling real income. However, it is reasonable to expect that the government will push state-controlled companies and agencies to increase wages, funded by the oil windfall. Consumption in Russia could pick up speed in the second half of 2018.

Question: Is the Polish zloty due for a correction after being a star performer in 2017?

Answer: The Polish zloty is currently facing some headwinds, such as interest rates being on hold at a very low level, a stronger U.S. dollar, signs of slower Eurozone growth and geopolitical tensions. But, the fundamentals in Poland have not changed: Poland’s macroeconomic backdrop remains stable, and its fiscal situation is very favorable.

Question: Why are you positive regarding Czech banks?

Answer: Rising interest rates and a strong macroeconomic backdrop for the Czech economy (i.e., low cost of risk) are the main reasons for our positive stance on the sector. In addition, the Czech bank sector’s dividend yields are much higher than other banks in our region.

8	The Central and Eastern Europe Fund, Inc.

Performance Summary	April 30, 2018 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 4/30/18

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	2.55%	14.98%	(1.35)%	(3.76)%
Market Price(a)	1.08%	14.17%	(1.84)%	(3.92)%
MSCI Emerging Markets Eastern Europe Index(b)	4.03%	12.94%	0.49%	(4.45)%

[a]	Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended April 30, 2018 was 1.31%.

[b]	The MSCI Emerging Markets Eastern Europe Index is a free-float weighted equity index that is designed to capture large and mid cap representation across four emerging markets countries in Eastern Europe (Czech Republic, Hungary, Poland and Russia).

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the MSCI Emerging Markets Eastern Europe Index.

‡	Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 4/30/18	As of 10/31/17
Net Asset Value	$27.78	$27.58
Market Price	$24.30	$24.52

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 4/30/18:
Income	$.56
Capital Gains	$—

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The Central and Eastern Europe Fund, Inc.	9

Schedule of Investments	as of April 30, 2018 (Unaudited)

	Shares	Value ($)
Russia 52.7%
Common Stocks
Banks 12.3%
Sberbank of Russia PJSC	2,400,000	8,650,560
Sberbank of Russia PJSC (ADR)	900,000	13,410,000
TCS Group Holding PLC (GDR) (Registered)	33,819	696,671
VTB Bank PJSC (GDR) (Registered)	650,000	1,216,800

		23,974,031
Capital Markets 0.9%
Moscow Exchange MICEX-RTS PJSC	930,000	1,783,182

Diversified Telecommunication Services 1.1%
Rostelecom PJSC	2,000,000	2,085,800

Food & Staples Retailing 2.8%
Magnit PJSC (GDR) (Registered)	290,000	5,507,100

Metals & Mining 9.3%
Alrosa PJSC	3,120,000	4,439,448
MMC Norilsk Nickel PJSC (ADR)	440,000	7,565,800
Novolipetsk Steel PJSC (GDR)	40,000	1,026,000
Polyus PJSC (GDR) (Registered)	35,000	1,114,750
Severstal PJSC (GDR) (Registered)	245,000	3,912,650

		18,058,648
Oil, Gas & Consumable Fuels 25.1%
Gazprom PAO (ADR)	3,200,000	14,754,599
Lukoil PJSC (ADR)	220,000	14,590,950
Novatek PJSC (GDR) (Registered)	41,876	5,318,252
Rosneft Oil Co PJSC (GDR) (Registered)	727,997	4,436,414
Tatneft PAO (ADR)	152,548	9,839,346

		48,939,561

Preferred Stocks
Oil, Gas & Consumable Fuels 1.2%
Surgutneftegas OJSC (Cost $2,813,275)	4,600,000	2,265,500

Total Russia (Cost $71,597,073)		102,613,822

Poland 18.4%
Common Stocks
Banks 4.4%
Alior Bank SA*	70,000	1,419,580
Bank Pekao SA	99,000	3,303,297
Powszechna Kasa Oszczednosci Bank Polski SA*	320,717	3,830,113

		8,552,990

The accompanying notes are an integral part of the financial statements.

10	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)
Chemicals 0.9%
Ciech SA*	103,666	1,683,629

Diversified Telecommunication Services 1.3%
Orange Polska SA*	1,719,456	2,586,423

Electric Utilities 1.1%
PGE Polska Grupa Energetyczna SA*	750,000	2,241,330

Insurance 1.8%
Powszechny Zaklad Ubezpieczen SA	280,000	3,430,170

Media 1.2%
Cyfrowy Polsat SA	315,000	2,307,093

Metals & Mining 2.1%
KGHM Polska Miedz SA	153,000	4,089,316

Oil, Gas & Consumable Fuels 3.8%
Polski Koncern Naftowy ORLEN SA	211,032	5,403,046
Polskie Gornictwo Naftowe i Gazownictwo SA	1,120,000	1,975,624

		7,378,670
Paper & Forest Products 0.7%
Pfleiderer Group SA†	123,360	1,313,352

Software 0.2%
Asseco Poland SA	40,000	502,355

Wireless Telecommunication Services 0.9%
PLAY Communications SA 144A	210,000	1,776,623

Total Poland (Cost $35,263,364)		35,861,951

Hungary 7.9%
Common Stocks
Banks 2.4%
OTP Bank PLC	106,478	4,655,157

Diversified Telecommunication Services 0.8%
Magyar Telekom Telecommunications PLC (ADR)	909,194	1,575,969

Oil, Gas & Consumable Fuels 3.3%
MOL Hungarian Oil & Gas PLC	558,336	6,456,318

Pharmaceuticals 1.4%
Richter Gedeon Nyrt	132,703	2,686,161

Total Hungary (Cost $11,737,574)		15,373,605

Czech Republic 4.9%
Common Stocks
Banks 3.6%
Komercni banka AS	115,000	4,976,825
Moneta Money Bank AS 144A	551,988	1,991,992

		6,968,817

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	11

	Shares	Value ($)
Electric Utilities 1.3%
CEZ AS	100,000	2,563,496

Total Czech Republic (Cost $9,778,546)		9,532,313

Turkey 1.2%
Common Stocks
Health Care Providers & Services 0.1%
Lokman Hekim Engurusag Saglik Turizm Egitim Hizmetleri ve Insaat Taahhut AS	60,415	93,563

Textiles, Apparel & Luxury Goods 0.6%
Mavi Giyim Sanayi ve Ticaret AS “B” 144A*	93,326	1,119,545

Wireless Telecommunication Services 0.5%
Turkcell Iletisim Hizmetleri AS	300,000	1,029,499

Total Turkey (Cost $2,576,532)		2,242,607

Sweden 0.8%
Common Stocks
Health Care Providers & Services 0.8%
Medicover AB “B”*† (Cost $1,302,395) (a)	193,211	1,511,550

Netherlands 0.7%
Common Stocks
Hotels, Restaurants & Leisure 0.7%
DP Eurasia NV 144A* (Cost $1,315,525) (b)	500,000	1,308,435

Kazakhstan 0.4%
Common Stocks
Metals & Mining 0.4%
Altyn PLC* (Cost $1,824,443)	50,000,000	860,812

Austria 0.3%
Common Stocks
Banks 0.3%
Raiffeisen Bank International AG* (Cost $663,130)	19,211	649,847

The accompanying notes are an integral part of the financial statements.

12	The Central and Eastern Europe Fund, Inc.

	Shares	Value ($)
Moldova 0.3%
Common Stocks
Beverages 0.3%
Purcari Wineries PLC* (Cost $567,868)	113,750	568,735

Securities Lending Collateral 0.1%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (Cost $150,718) (c) (d)	150,718	150,718

Cash Equivalents 11.5%
Deutsche Central Cash Management Government Fund, 1.73% (Cost $22,356,109) (d)	22,356,109	22,356,109

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $159,133,277)	99.2	193,030,504
Other Assets and Liabilities, Net	0.8	1,504,770

Net Assets	100.0	194,535,274

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the period ended April 30, 2018 are as follows:

Value ($) at 10/31/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2018	Value ($) at 4/30/2018
Securities Lending Collateral 0.1%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.64% (c) (d)
3,499,900	29,747,714	33,096,896	—	—	29,339	—	150,718	150,718
Cash Equivalents 11.5%
Deutsche Central Cash Management Government Fund, 1.73% (d)
7,621,962	97,275,966	82,541,819	—	—	119,249	—	22,356,109	22,356,109
11,121,862	127,023,680	115,638,715	—	—	148,588	—	22,506,827	22,506,827

*	Non-income producing security.

†	All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2018 amounted to $146,901, which is 0.1% of net assets.

(a)	Medicover provides healthcare and diagnostic services in Poland, Germany, Romania, Ukraine, and Central and Eastern Europe.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	13

(b)	DP Eurasia serves customers in Turkey, Russia, Azerbaijan and Georgia.

(c)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A : Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR : American Depositary Receipt

GDR : Global Depositary Receipt

OJSC : Open Joint Stock Company

PJSC : Public Joint Stock Company

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (e)
Russia	$102,613,822	$—	$—	$102,613,822
Poland	35,861,951	—	—	35,861,951
Hungary	15,373,605	—	—	15,373,605
Czech Republic	9,532,313	—	—	9,532,313
Turkey	2,242,607	—	—	2,242,607
Sweden	1,511,550	—	—	1,511,550
Netherlands	1,308,435	—	—	1,308,435
Kazakhstan	860,812	—	—	860,812
Austria	649,847	—	—	649,847
Moldova	568,735	—	—	568,735
Short-Term Instruments (e)	22,506,827	—	—	22,506,827
Total	$193,030,504	$—	$—	$193,030,504

There have been no transfers between fair value measurement levels during the period ended April 30, 2018.

(e)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	The Central and Eastern Europe Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2018 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $136,626,450) — including $146,901 of securities loaned	$170,523,677
Investment in Deutsche Central Cash Management Government Fund (cost $22,356,109)	22,356,109
Investment in Deutsche Government & Agency Securities Portfolio (cost $150,718)*	150,718
Foreign currency, at value (cost $436,069)	424,289
Receivable for investments sold	19,696
Dividends receivable	1,475,211
Foreign taxes recoverable	2,642
Interest receivable	34,458
Other assets	373,603
Total assets	195,360,403

Liabilities
Payable for Fund shares repurchased	238,192
Payable upon return of securities loaned	150,718
Investment advisory fee payable	116,008
Payable for Directors’ fees and expenses	48,930
Administration fee payable	35,212
Accrued expenses and other liabilities	236,069
Total liabilities	825,129
Net assets	$194,535,274

Net Assets Consist of
Undistributed net investment income	1,344,144
Accumulated net realized gain (loss)	(39,377,768)
Net unrealized appreciation (depreciation) on:
Investments	33,897,227
Foreign currency	(53,595)
Paid-in capital	198,725,266
Net assets	$194,535,274

Net Asset Value
Net assets value per share ($194,535,274 ÷ 7,002,732 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$27.78

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	15

Statement of Operations

for the six months ended April 30, 2018 (Unaudited)

Net Investment Income
Income:
Dividends (net of foreign withholding taxes of $216,737)	$2,233,676
Income distributions — Deutsche Central Cash Management Government Fund	119,249
Securities lending income, net of borrower rebates	29,339
Other	348,133
Total investment income*	2,730,397
Expenses:
Investment advisory fee	708,293
Administration fee	203,039
Custody and accounting fee	137,195
Services to shareholders	5,334
Reports to shareholders and shareholder meeting expenses	28,661
Directors’ fees and expenses	70,464
Legal fees	84,822
Audit and tax fees	44,719
NYSE listing fee	11,778
Insurance	16,978
Miscellaneous	14,126
Net expenses	1,325,409
Net investment income	1,404,988

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,162,446
Foreign currency	16,815
Net realized gain (loss)	1,179,261
Change in net unrealized appreciation (depreciation) on:
Investments	2,262,076
Foreign currency	(57,368)
Change in net unrealized appreciation (depreciation)	2,204,708
Net gain (loss)	3,383,969
Net increase (decrease) in net assets resulting from operations	$4,788,957

*	Total investment income includes $981,033 of non-recurring foreign dividend reclaims and $348,133 of non-recurring related interest which are included in Dividends and Other, respectively.

The accompanying notes are an integral part of the financial statements.

16	The Central and Eastern Europe Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net investment income (loss)	$1,404,988	$3,962,244
Net realized gain (loss)	1,179,261	13,340,373
Change in net unrealized appreciation (depreciation)	2,204,708	24,616,697
Net increase (decrease) in net assets resulting from operations	4,788,957	41,919,314
Distributions to shareholders from:
Net investment income	(4,021,806)	(2,456,401)
Capital share transactions:
Net proceeds from reinvestment of dividends	925,078	960,822
Shares repurchased	(6,563,419)	(12,282,321)
Net increase (decrease) in net assets from capital share transactions	(5,638,341)	(11,321,499)
Total increase (decrease) in net assets	(4,871,190)	28,141,414
Net assets at beginning of period	199,406,464	171,265,050
Net assets at end of period (including undistributed net investment income of $1,344,144 and $3,960,962 as of April 30, 2018 and October 31, 2017, respectively)	$194,535,274	$199,406,464

Other Information
Shares outstanding at beginning of period	7,229,111	7,757,617
Shares issued for dividend reinvestment	32,921	44,794
Shares repurchased	(259,300)	(573,300)
Shares outstanding at end of period	7,002,732	7,229,111

The accompanying notes are an integral part of the financial statements.

The Central and Eastern Europe Fund, Inc.	17

Financial Highlights

	Six Months Ended 4/30/18		Years Ended October 31,
	(Unaudited)		2017	2016	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$27.58		$22.08	$21.37	$27.54	$37.91	$36.35
Income (loss) from investment operations:
Net investment income (loss)[a]	0.20	[c]	.53 [d]	.42	.43	.43	.68
Net realized and unrealized gain (loss) on investments and foreign currency	.45		5.08	.65	(5.86)	(8.62)	1.69
Total from investment operations	.65		5.61	1.07	(5.43)	(8.19)	2.37
Less distributions from:
Net investment income	(.56)		(.32)	(.49)	(.97)	(.78)	(.73)
Net realized gains	—		—	—	—	(1.71)	(.35)
Total distributions	(.56)		(.32)	(.49)	(.97)	(2.49)	(1.08)
Accretion resulting from tender offer	—		—	—	.02	.06	.07
Dilution in net asset value from dividend reinvestment	(.01)		(.02)	(.02)	(.02)	(.08)	(.04)
Increase resulting from share repurchases	.12		.23	.15	.23	.33	.24
Net asset value, end of period	$27.78		$27.58	$22.08	$21.37	$27.54	$37.91
Market value, end of period	$24.30		$24.52	$19.01	$18.99	$24.36	$34.22

Total Investment Return for the Period[b]
Based upon market value (%)	1.08	**	30.92	3.15	(18.25)	(22.31)	6.92
Based upon net asset value (%)	2.55	**	26.78	6.47	(18.63)	(20.65)	7.35

Ratios to Average Net Assets
Total expenses (%)	1.31	*	1.37	1.34	1.37	1.31	1.19
Net investment income (%)	.69	c**	2.15 [d]	2.06	1.84	1.37	1.86
Portfolio turnover (%)	75	**	126	77	82	93	59
Net assets at end of period ($ thousands)	194,535		199,406	171,265	174,709	257,373	425,596

[a]	Based on average shares outstanding during the period.
[b]	Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.
[c]	Net investment income per share includes $981,033 of non-recurring foreign dividend reclaims and $348,133 of non-recurring related interest amounting to $0.19 per share. Excluding these non-recurring amounts which are included in Dividends and Other, respectively in the Statement of Operations, the net investment income ratio would have been 0.04%.
[d]	Net investment income per share includes $332,075 of non-recurring foreign dividend reclaims amounting to $0.05 per share. Excluding these non-recurring reclaims which are included in Dividends in the Statement of Operations, the net investment income ratio would have been 1.97%.
*	Annualized
**	Not annualized

18	The Central and Eastern Europe Fund, Inc.

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The Central and Eastern Europe Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the

The Central and Eastern Europe Fund, Inc.	19

Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of April 30, 2018, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a

20	The Central and Eastern Europe Fund, Inc.

management/administration fee (0.14% annualized effective rate as of April 30, 2018) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2018, the Fund had securities on loan, which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Central and Eastern Europe Fund, Inc.	21

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2017, the Fund had a net tax basis capital loss carryforward of approximately $37,723,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($11,501,000) and long-term losses ($26,222,000).

At October 31, 2017, the aggregate cost of investments for federal income tax purposes was $179,921,705. The net unrealized appreciation for all investments based on tax cost was $28,770,547. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $37,934,678 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $9,164,131.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign currency denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

22	The Central and Eastern Europe Fund, Inc.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH (“Deutsche AM International GmbH”). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. (“DIMA”). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, 0.55% of such assets in excess of $500 million and up to and including $750 million, and 0.50% of such assets in excess of $750 million.

Accordingly, for the six months ended April 30, 2018, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.70% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2018, the amount charged to the Fund by DSC aggregated $4,494, of which $745 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the

The Central and Eastern Europe Fund, Inc.	23

six months ended April 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $5,914, of which $5,501 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended April 30, 2018, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Deutsche Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay DIMA an investment management fee. Deutsche Central Cash Management Government Fund seeks a maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended April 30, 2018 were $141,036,566 and $171,569,278, respectively.

E. Investing in Emerging Markets in Europe

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include currency fluctuations, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, may be subject to government ownership controls or delayed settlements and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

The European Union, the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed

24	The Central and Eastern Europe Fund, Inc.

sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including countries in Central Europe. The continuation of current sanctions, or the imposition of additional sanctions, may materially adversely affect the value or liquidity of the Fund’s portfolio.

F. Capital

During the six months ended April 30, 2018 and the year ended October 31, 2017, the Fund purchased 259,300 and 573,300 of its shares of common stock on the open market at a total cost of $6,563,419 and $12,282,321 ($25.31 and $21.42 average per share), respectively. The average discount of these purchased shares comparing the purchase price to the NAV per share at the time of purchase was 11.44% and 12.25%, respectively.

During the six months ended April 30, 2018 and the year ended October 31, 2017, the Fund issued for dividend reinvestment 32,921 and 44,794 shares, respectively. The average discount of these issued shares comparing the issue price to NAV per share at the time of the issuance was 8.70% and 12.67%, respectively.

G. Share Repurchases

On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 796,000 shares during the period from August 1, 2016 through July 31, 2017. The Fund repurchased 639,500 shares between August 1, 2016 and July 31, 2017. On July 31, 2017, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 736,000 shares during the period from August 1, 2017 through July 31, 2018. The Fund has repurchased 358,100 shares between August 1, 2017 and April 30, 2018.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

The Central and Eastern Europe Fund, Inc.	25

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2018, there were three shareholders that held approximately 20%, 18% and 10%, respectively, of the outstanding shares of the Fund.

26	The Central and Eastern Europe Fund, Inc.

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the Deutsche Funds One International Place, 12th Floor Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings as of the month-end are posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com.

The Central and Eastern Europe Fund, Inc.	27

Investment Management

Deutsche Asset Management International GmbH (“Deutsche AM International GmbH”), which is part of DWS Group, is the investment advisor for the Fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients. Deutsche AM International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	CEE
Nasdaq Symbol	XCEEX
CUSIP Number	153436100

28	The Central and Eastern Europe Fund, Inc.

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

The Central and Eastern Europe Fund, Inc.	29

Who we are
Who is providing this notice?	DWS Distributors, Inc; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does DWS collect my personal information?

We collect your personal information, for example, when you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates’ everyday business purposes

— information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

Rev. 3/2018

30	The Central and Eastern Europe Fund, Inc.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—	The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—	The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The Central and Eastern Europe Fund, Inc. is non-diversified and can take larger positions in fewer issuers, and also concentrate its investments in the energy sector, increasing its potential risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that focuses in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

CEE-3

(R-027581-7 6/18)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	36,500	$ 24.72	36,500	600,700
December 1 through December 31	36,000	$ 24.53	36,000	564,700
January 1 through January 31	28,000	$ 26.30	28,000	536,700
February 1 through February 28	43,700	$ 26.43	43,700	493,000
March 1 through March 31	52,838	$ 25.80	52,838	440,162
April 1 through April 30	62,262	$ 24.47	62,262	377,900

Total	259,300	$ 25.31	259,300

On July 31, 2017 the Fund announced that its Board of Directors has authorized the extension of the repurchase program permitting the Fund to repurchase of up to 736,000 shares during the period August 1, 2017- July 31, 2018. The Fund repurchased 358,100 shares between August 1, 2017 and April 30, 2018.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central and Eastern Europe Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	6/29/2018